UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 3.02Unregistered Sale of Equity Securities.

On December 17, 2020, Triumph Group, Inc. (the “Company”) contributed 2,849,002 shares of common stock, par value $0.001 per share (the “Securities”), to Vought Aircraft Industries Inc., Master Defined Benefit Trust (the “Trust”), which is the funding vehicle for the Vought Aircraft Industries, Inc. Hourly Retirement Plan. The Securities were contributed to the Trust as a discretionary contribution in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing price of the Company’s common stock on the New York Stock Exchange on the date of the contribution was $14.04 per share (for an aggregate of approximately $40 million).  The amount that the Company can recognize in satisfaction of its obligation will vary over time.  However, the contribution is forecast to reduce the approximate $58 million fiscal year 2022 required cash contribution to approximately $20 million.

On December 17, 2020, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to a registration statement with the Securities and Exchange Commission, covering the resale of up to 4,552,305 shares of common stock of the Company (which includes the Securities and common stock previously contributed to the Trust on December 11, 2019) and naming the Trust as a selling securityholder thereunder, pursuant to which the Trust may resell the Securities from time to time.

Item 8.01Other Events.

In connection with the contribution of Securities to the Trust, the Company has appointed Newport Trust Company to serve as investment manager and independent fiduciary to, among other things, manage the Securities while held as an asset of the Trust.

The legal opinion as to the validity of the Securities covered by the Resale Prospectus Supplement is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2020	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General Counsel and Secretary